EXHIBIT 10.14

                                      NOTE

                                                                  Miami, Florida

$150,000.00                                               Dated:  March 23, 2001



                  FOR VALUE RECEIVED, the undersigned, CHICKEN KITCHEN CORPORATION, a Florida corporation (the "Company"), HEREBY PROMISES TO PAY to the order of Olympus Capital, Inc., a Florida corporation, as Shareholders Representative (the "Shareholders' Representative"), the aggregate principal amount of One Hundred Fifty Thousand United States Dollars and no/xx cents ($150,000.00) (the "Note Amount"); or if less, the unpaid principal amount of the Note Amount, on March 23, 2002 (the "Maturity Date"). Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed thereto in the Exchange Agreement (as defined below).

                  The Note Amount is payable in lawful money of the United States of America to the Shareholders' Representative, in immediately available funds.

                  This Note is the Note referred to in, and is entitled to the benefits of, the Exchange Agreement, dated as of March 23, 2001 (said Agreement, as it may be amended, restated or otherwise modified from time to time, being, the "Exchange Agreement"), among the Company, Christian Mahe de Berdouare, the Shareholders and the Other Plaintiffs (as defined therein).

                  Demand, presentment, protest and notice of non-payment and protest are hereby waived by the Company.

                  This Note shall be governed by, and construed and interpreted in accordance with, the law of the State of Florida.

                  This Note shall be a non-negotiable instrument and shall not be transferrable except to Christian Mahe de Berdouare.

                            [signature page follows]

                  IN WITNESS WHEREOF, the Company has caused this Note to be executed and delivered by its duly authorized officers on the day and year and at the place set forth above.


                                CHICKEN KITCHEN CORPORATION

                                By: /s/ Christian Mahe de Berdouare
                                   --------------------------------------
                                   Name: Christian Mahe de Berdouare
                                   Title: Chairman, President & CEO

                                    EXHIBIT A

                                  FORM OF NOTE

                                               Miami, Miami/Dade County, Florida

$150,000                                                   Dated: March 23, 2001

                  FOR VALUE RECEIVED, the undersigned, CHICKEN KITCHEN CORPORATION, a Florida corporation (the "Company"), HEREBY PROMISES TO PAY to the order of Olympus Capital, Inc., a Florida corporation, as Shareholders Representative (the "Shareholders' Representative"), the aggregate principal amount of One hundred Fifty Thousand United States Dollars ($150,000) the "Note Amount"); or if less, the unpaid principal amount of the Note Amount, on _march 23,2002 (the "Maturity Date"). Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed thereto in the Exchange Agreement (as defined below).

                  The Note Amount is payable in lawful money of the United States of America to the Shareholders' Representative, in immediately available funds.

                  This Note is the Note referred to in, and is entitled to the benefits of, the Exchange Agreement, dated as of March 23, 2001 (said Agreement, as it may be amended, restated or otherwise modified from time to time, being, the "Exchange Agreement"), among the Company, Christian Mahe de Berdouare, the Shareholders and the Other Plaintiffs (as defined therein).

                  Demand, presentment, protest and notice of non-payment and protest are hereby waived by the Company.

                  This Note shall be governed by, and construed and interpreted in accordance with, the law of the State of Florida.

                  This Note shall be a non-negotiable instrument and shall not be transferable except to Christian Mahe de Berdouare.

                  IN WITNESS WHEREOF, the Company has caused this Note to be executed and delivered by its duly authorized officers on the day and year and at the place set forth above.


                                CHICKEN KITCHEN CORPORATION

                                By: /s/ Christian Mahe de Berdouare
                                   -------------------------------------
                                   Name: Christian Mahe de Berdouare
                                   Title: Chairman, President & CEO